UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 20, 2018

MuleSoft, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38031	20-5158650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Geary Street, Suite 400

San Francisco, California 94108

(Address of principal executive offices, including zip code)

(415) 229-2009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

On March 20, 2018, MuleSoft, Inc., a Delaware corporation (“MuleSoft”), and salesforce.com, inc., a Delaware corporation (“salesforce”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, by and among MuleSoft, salesforce and Malbec Acquisition Corp., a wholly owned subsidiary of salesforce (the “Merger Agreement”).

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On March 20, 2018, in connection with announcement of the Merger Agreement, salesforce and MuleSoft will hold a conference call available to investors and the public. A presentation (the “Investor Presentation”) for reference during such call is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

The exchange offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that MuleSoft will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the exchange offer is commenced, salesforce and its acquisition subsidiary will file a tender offer statement on Schedule TO, salesforce will file a registration statement on Form S-4 and MuleSoft will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. MULESOFT STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF MULESOFT SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents will be made available to all MuleSoft stockholders at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made available for free on the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by salesforce will be available free of charge under the Financials heading of the Investor Relations section of salesforce’s website at www.salesforce.com/investor. Copies of the documents filed with the SEC by MuleSoft will be available free of charge under the SEC filings heading of the Investors section of MuleSoft’s website at investors.mulesoft.com.

Forward-Looking Statements

This communication contains forward-looking information related to MuleSoft and the acquisition of MuleSoft by salesforce that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, MuleSoft’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of MuleSoft, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of MuleSoft to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including having a sufficient number of MuleSoft’s shares being validly tendered into the exchange offer to meet the minimum condition; MuleSoft’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; the pace of change and innovation in enterprise cloud computing services; the competitive nature of the market in which MuleSoft participates; MuleSoft’s service performance and security, including the resources and costs required to prevent, detect and remediate potential security breaches; the expenses associated with new data centers and third-party infrastructure providers; additional data center capacity; MuleSoft’s ability to protect its intellectual property rights and develop its brand; dependency on the development and maintenance of the infrastructure of the Internet; the ability to develop new services and product features; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies, including those related to the provision of services on the Internet, those related to accessing the Internet and those addressing data privacy and import and export controls; future business combinations or disposals; the uncertainties inherent in research and development; competitive developments and climate change.

Further information on these and other risk and uncertainties relating to MuleSoft can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings MuleSoft makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of MuleSoft’s website at investors.mulesoft.com.

The forward-looking statements included in this communication are made only as of the date hereof. MuleSoft assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by MuleSoft, Inc. and salesforce.com, inc., dated March 20, 2018

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULESOFT, INC.

By:	/s/ Matt Langdon
Matt Langdon Chief Financial Officer

Date: March 20, 2018